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             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 1999
                     INHEIRITAGE ACCOUNT    FULCRUM ACCOUNT
                VEL ACCOUNT    VEL II ACCOUNT    VEL III ACCOUNT

                                     * * *

First Allmerica Financial Life Insurance Company ("FAFLIC") has obtained approval from the Massachusetts Division of Insurance to take certain actions (the "Plan") to simplify the organizational and capital structure of its holding company system. The Plan will be implemented on or about July 1, 1999.

In accordance with the Plan, all property-and casualty companies in the holding company system, as well as several other non-insurance subsidiaries, will be moved out from under FAFLIC to a position more directly under the ultimate controlling person in the group, Allmerica Financial Corporation ("AFC"). In 1998, the net income of the subsidiaries to be transferred from FAFLIC to AFC was $95.7 million. As of December 31, 1998, the total assets and total equity of these subsidiaries were $4,033.0 million and $1,264.1 million, respectively.

Under the Plan, FAFLIC will retain its ownership of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"). Certain indirect wholly-owned subsidiaries of FAFLIC, including Allmerica Investments, Inc. and Allmerica Financial Investment Management, Inc., will become wholly-owned subsidiaries of AFLIAC (and therefore continue to be indirect wholly-owned subsidiaries of FAFLIC).

As part of the transactions, AFC will contribute to FAFLIC capital of $125 million and agree to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Massachusetts Insurance Commissioner.

                                     * * *

Abigail M. Armstrong has resigned as Secretary, in order to assume new duties with AFLIAC and FAFLIC. Mary M. Eldridge has been elected Secretary, effective June 1, 1999. Ms. Eldridge has been an employee of FAFLIC since 1992, and has been an Attorney with the Company since 1998.

                                     * * *

                                                  SUPPLEMENT DATED JUNE 25, 1999